UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 18, 2010

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 2.02. Results of Operations and Financial Condition
     On February 18, 2010, WebMD Health Corp. issued a press release announcing its results for the quarter ended December 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report. Exhibit 99.2 to this Current Report contains the financial tables that accompanied the press release. Exhibit 99.4 to this Current Report contains an Annex to the press release entitled “Explanation of Non-GAAP Financial Measures.” Exhibits 99.1, 99.2 and 99.4 are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     As previously disclosed, the merger of HLTH Corporation and WebMD (the “Merger”) was completed on October 23, 2009. The applicable accounting treatment for the Merger results in HLTH being treated as the acquiring entity, even though WebMD was the surviving company in the Merger. Accordingly, prior period financial information included in Exhibits 99.1 and 99.2 reflects the historical activity of HLTH, with the following adjustments:
•	weighted-average shares outstanding used in computing income per common share are adjusted by multiplying the historical weighted-average shares outstanding for HLTH, for the respective periods, by the 0.4444 exchange ratio in the Merger; and

•	basic and diluted income per common share are calculated to reflect the adjusted weighted-average shares outstanding for the respective periods.
For the fourth quarter of 2009, the above adjustments apply to the portion of the quarter prior to the completion of the Merger on October 23, 2009 and the actual outstanding shares were used following the completion of the Merger.
     The consolidated accounts of HLTH included, until the completion of the Merger, 100% of the assets and liabilities of WebMD, which was more than 80% owned by HLTH until the Merger. The ownership interests of the noncontrolling stockholders of WebMD are recorded as “noncontrolling interest” in the December 31, 2008 consolidated balance sheet included in Exhibit 99.2. In the statements of operations included in Exhibit 99.2, “Net income attributable to Company stockholders” reflects an adjustment for the noncontrolling stockholders’ share of the net income of WebMD until completion of the Merger.
Item 7.01. Regulation FD Disclosure
     Exhibit 99.3 to this Current Report includes forward-looking financial information that accompanied Exhibit 99.1. Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
      (d) Exhibits. The following exhibits are furnished herewith:

Exhibit
Number	Description

99.1	Press Release, dated February 18, 2010, regarding the Registrant’s results for the quarter ended December 31, 2009

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: February 18, 2010	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated February 18, 2010, regarding the Registrant’s results for the quarter ended December 31, 2009

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Financial Guidance Summary accompanying Exhibit 99.1

99.4	Annex A to Exhibits 99.1 through 99.3